Exhibit 99.1

FRESH START PRIVATE, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2010 and 2009

Audited

BALANCE SHEETS

STATEMENTS OF OPERATIONS

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

STATEMENTS OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

Chang G. Park, CPA, Ph. D.

t 2667 CAMINO DEL RIO S. SUITE B t CALIFORNIA 92108 t

t TELEPHONE (858)722-5953 t FAX (858) 761-0341 t FAX (858) 764-5480

t E-MAIL changgpark@gmail.com t

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Fresh Start Private, Inc.

We have audited the accompanying balance sheets of Fresh Start Private, Inc. (the “Company”) as of December 31, 2010 and 2009 and the related statements of operations, changes in shareholders’ equity and cash flows for the years ended December 31, 2010 and 2009, and for the period from May 3, 2009 (inception) to December 31,2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fresh Start Private, Inc. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010 and 2009, and for the period from May 3, 2009 (inception) to December 31, 2010 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chang Park

____________________

CHANG G. PARK, CPA

March 17, 2011

San Diego, CA. 92108

Member of the California Society of Certified Public Accountants

Registered with the Public Company Accounting Oversight Board

FRESH START PRIVATE, INC.
(A Development Stage Company)
BALANCE SHEETS

	December 31, 2010	December 31, 2009

ASSETS

CURRENT ASSETS
Cash	$7,128	$27,919
TOTAL CURRENT ASSETS	7,128	27,919
FIXED ASSETS
Office Equipment - net	4,304	4,844
TOTAL FIXED ASSETS	4,304	4,844
OTHER ASSETS
Deposit	490	490
TOTAL OTHER ASSETS	490	490
TOTAL ASSETS	$11,922	$33,253

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts Payable	$12,000	$-
Deferred Revenue	6,500	-
Loans from Related Parties	77,066	67,377
TOTAL CURRENT LIABILITIES	95,566	67,377
LONG-TERM LIABILITIES
Notes Payable-Related Party	89,070	-
TOTAL LONG-TERM LIABILITY	89,070	-
TOTAL LIABILITIES	$184,636	$67,377

STOCKHOLDER'S EQUITY ( DEFICIT )
Capital stock
Authorized
16,000,000 shares of common stock of $0.001 per share
Issued and outstanding
16,000,000 shares and 9,000,000 share are issued and outstanding on December 31, 2010 and 2009	$16,000	$9,000
Subscription Receivable	-	(9,000)
Deficit accumulated during the development stage	(188,714)	(34,124)
TOTAL STOCKHOLDER'S EQUITY/(DEFICIT)	$(172,714)	$(34,124)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY/(DEFICIT)	$11,922	$33,253

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

			Cumulative results
	Year	Period	from inception
	ended	ended	(May 3, 2009) to
	December 31, 2010	December 31, 2009	December 31, 2010

Revenues , net of contractual allowances and discounts	$144,400	$-	$144,400
Cost of Revenue	38,980	$-	38,980
Gross Profit	105,420		105,420

GENERAL AND ADMINISTRATIVE EXPENSE
Office and general	230,720	34,124	264,844
Professional Fees	28,220	-	28,220
Total Expenses	258,940	$34,124	293,064
(Loss) from Operations	(153,520)	(34,124)	(187,644)

OTHER INCOME (LOSS)
Interest Expense	(1,070)	-	(1,070)
Total Other Income (Loss)	(1,070)	-	(1,070)

NET LOSS	$(154,590)	$(34,124)	$(188,714)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.01)	$(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	11,684,931	6,582,645

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
From inception (May 3, 2009) to December 31, 2010

	Common Stock
	Number of shares	Amount	Additional Paid-in Capital	Share Subscriptions Receivable	Deficit accumulated during the development stage	Total

Balance at inception May 3, 2009	-	$-	$-	$-	$-	$-
Common stock issued for cash per share on July 8, 2009 at $0.001	9,000,000	9,000	-	(9,000)	-	-
Net loss for the period ended December 31, 2009	-	-	-	-	(34,124)	(34,124)

Balance, December 31, 2009	9,000,000	$9,000	$-	$(9,000)	$(34,124)	$(34,124)

Subscription Received				9,000	9,000

Common stock issued for service on August 14, 2010 at $0.001	7,000,000	7,000				7,000

Net loss for the period ended December 31, 2010	-	-	-	-	(154,590)	(154,590)

Balance, December 31, 2010	16,000,000	$16,000	$-	$-	$(188,714)	$(172,714)

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Year ended December 31, 2010	Period ended December 31, 2009	May 3, 2009 (date of inception) to December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(154,590)	$(34,124)	$(188,714)
Depreciation and amortization	1,739	198	1,937
Stock issued for service	7,000		7,000
Adjustments to reconcile net loss to net cash (used in ) provide by operating activities
Increase in accounts payable	12,000	-	12,000
Increase in accrued interest	1,070	-	1,070
Increase in deferred revenue	6,500	-	6,500
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(126,281)	(33,926)	(160,207)

INVESTING ACTIVITIES
(Increase) in Deposit	-	(490)	(490)
Purchase of office equipment	(1,199)	(5,042)	(6,241)

NET CASH PROVIDED BY INVESTING ACTIVITIES	(1,199)	(5,532)	(6,731)
FINANCING ACTIVITIES
Proceeds from sale of common stock	-	9,000	9,000
Decrease (decrease) in subscription receivable	9,000	(9,000)
Proceeds from long-term notes related party	88,000	-	88,000
Proceeds from short-term loan from related parties	9,689	67,377	77,066

NET CASH PROVIDED BY FINANCING ACTIVITIES	106,689	67,377	174,066

NET INCREASE ( DECREASE) IN CASH	(20,791)	27,919	7,128
CASH, BEGINNING OF YEAR	27,919	-	-
CASH, END OF YEAR	$7,128	$27,919	$7,128

Supplemental cash flow information and noncash financing activities:
Cash paid for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-
Non-cash investing and financing activities
Common stock issued for service	$7,000	$-	$7,000

The accompanying notes are an integral part of these financial statements

FRESH START PRIVATE, INC.

(A Development Stage Company)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company was incorporated in the State of Nevada as a for-profit Company on May 3, 2009 and established a fiscal year end of December 31. We are a development-stage Company organized to provide alcohol addiction treatment.

The Company currently has limited operations and realized minimal revenues from its planned principle business purpose and, in accordance with FASB ASC 915 “Development Stage Entities,” is considered a Development Stage Enterprise.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements present the balance sheet, statements of operations, stockholders' equity (deficit) and cash flows of the Company. These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Revenue Recognition

Revenues are recorded during the period services are provided.  Under the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 954-605 “Health Care Entities, Revenue Recognition,” the company records non-insurance revenues at full value when earned and “net service revenue” at 50% of the revenue billed to third party payers, allowing for a difference between billed amounts and expected collections from those third party payers.  Counseling services may be contracted for an extended period of time up to one year after the implant procedure.  Revenue for counseling sessions is deferred until such sessions occur and recognized as earned at that time.

Advertising

Advertising costs are expensed as incurred.  As of December 31, 2010 and December 31, 2009 , $3,259 and $1,445 advertising costs have been incurred.

Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.  There were no cash equivalents as of December 31, 2010 or December 31, 2009.

Equipment

Equipment, leasehold improvements, and additions thereto are carried at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable property generally five to seven years for assets purchased new and two to three years for assets purchased used.  Leasehold improvements are amortized over the shorter of the lease term or the estimated lives.  Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions.  Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized.  Fully depreciated assets are retained in equipment and accumulated depreciation accounts until retirement or disposal.  Upon retirement or disposal of an asset, the cost and related accumulated depreciation are removed, and any resulting gain or loss, net of proceeds, is credited or charged to operations.

Income Taxes

The Company accounts for income taxes under FASB ASC 740 "Income Taxes." Under the asset and liability method of FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled . Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations .

FRESH START PRIVATE, INC.

(A Development Stage Company)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Net Loss per Share

Net loss per share is calculated in accordance with FASB ASC 260, “ Earnings Per Share. ”  The weighted-average number of common shares outstanding during each period is used to compute basic loss per share.  Diluted loss per share is computed using the weighted average number of shares and dilutive potential common shares outstanding.  Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding during 2010 or 2009.  As of December 30, 2010 and 2009, the Company had no dilutive potential common shares.

Stock-Based Compensation

FASB ASC 718 "Compensation - Stock Compensation" prescribes accounting and reporting standards for all stock-based payments award to employees, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights, may be classified as either equity or liabilities. The Company determines if a present obligation to settle the share-based payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: ( a ) the option to settle by issuing equity instruments lacks commercial substance or ( b ) the present obligation is implied because of an entity's past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity  The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of FASB ASC 505-50 "Equity - Based Payments to Non-Employees."   Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable: ( a ) the goods or services received; or ( b ) the equity instruments issued. The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

Recent Accounting Pronouncements

In May 2009, FASB issued ASC 855, Subsequent Events, which establishes general standards of for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.  The adoption of ASC 855 did not have a material effect on the Company’s financial statements.

In June 2009, the FASB issued guidance now codified as ASC 105, Generally Accepted Accounting Principles as the single source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP, aside from those issued by the SEC. ASC 105 does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all authoritative literature related to a particular topic in one place.  The adoption of ASC 105 did not have a material impact on the Company’s financial statements, but did eliminate all references to pre-codification standards

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

 FRESH START PRIVATE, INC.

(A Development Stage Company)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 3 – GOING CONCERN

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern.  This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. As of December 31, 2010 and 2009, the Company has a working capital deficit of $88,438 and $39,458, and an accumulated deficit of $188,714. The Company does not have a source of revenue sufficient to cover its operation costs giving substantial doubt for it to continue as a going concern.   The Company will be dependent upon the raising of additional capital through placement of our common stock and/or increasing revenues from operations from its business plan .   There can be no assurance that the Company will be successful in either situation in order to continue as a going concern . The Company funded its initial operations primarily from advances from officers and currently through operations.

NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value measurements are determined based on the assumptions that market participants would use in pricing an asset or liability.  ASC 820-10 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. FASB ASC 820 establishes a fair value hierarchy that prioritizes the use of inputs used in valuation methodologies into the following three levels:

☐

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets. A quoted price in an active market provides the most reliable evidence of fair value and must be used to measure fair value whenever available.

☐

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

☐

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability. For example, level 3 inputs would relate to forecasts of future earnings and cash flows used in a discounted future cash flows method.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2010 and 2009. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the periods ended December 31, 2010 and 2009.

NOTE 5 – FIXED ASSETS, NET

	December 31, 2010	December 31, 2009
Office equipment and furniture	$6,241	$5,042
Less: Accumulated depreciation	(1,937)	(198)
	$4,304	$4,844

As of year ended December 31, 2010 and 2009, depreciation expense is $1,739 and $198 , respectively .

FRESH START PRIVATE, INC.

(A Development Stage Company)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 6 – CAPITAL STOCK

As of December 31, 2010 and 2009, Common Stock, $0.001 per share: 16,000,000 shares authorized. 16,000,000 shares and 9,000,000 shares issued and outstanding. No preferred shares have been authorized or issued.

As of December 31, 2010 and 2009, the Company has not granted any stock options and has not recorded any stock-based compensation.

Transactions, other than employees’ stock issuance, are in accordance with ASC 505. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with ASC 718. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable

On July 8, 2009 the Company issued 9,000,000 common shares at $0.001 per share for cash and on August 14, 2010 the Company issued 7,000,000 common shares at $0.001 per share in-kind for consulting service.

NOTE 7 – RELATED PARTIES TRANSACTION

Loan Payables

As of December 31, 2010 and 2009, the Company has received loan from Jorge Andrade, President, and from Neil Muller, director. The loans are payable on demand and without interest.

	December 31
	2010	2009
Jorge Andrade	$53,784	$2,167
Neil Muller	23,282	65,210
	$77,066	$67,377

Outside Labor Expense

As of December 31, 2010 and 2009 the Company has paid related parties $2,950 and $0 in labor costs.

Consulting service

August 14, 2010 the Company issued 7,000,000 common shares at $0.001 per share in kind for consulting services. The shares were issued to shareholders of Fresh Start Private Inc., including 1,280,000 to Jorge Andrade, President .

Additionally, the Company paid directly or indirectly to directors of the Company for management consulting services as follows:

Consulting agreement with Terranautical Global Investments (“TGI”).  TGI is a company controlled by Jorge Andrade that provides consulting services to the Company.  There is no formal agreement between the parties and is on a month to month basis.  The remuneration ranges between $5,000 and $10,000 per month depending on the services provided. As of December 31, 2010, TGI was paid $6,000 as consulting fees.

Consulting agreement with Premier Aftercare Recovery Service, (“PARS”).  PARS is a Company controlled by Neil Muller that provides consulting services to the Company.  There is no formal agreement between the parties and the amount of remuneration depends on the services provided and ranges between $5,000 and $10,000 per month. As of December 31, 2010, $6,090 was paid as consulting fees.

 FRESH START PRIVATE, INC.

(A Development Stage Company)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

NOTE 8 - LONG-TERM NOTES PAYABLE-RELATED PARTIES

On August 5, 2010, the Company issued an $88,000 promissory note to Fresh Start Private Management, Inc., which has the same Chief Executive Officer and President as the Company. Further, the Company has signed an Asset Purchase Agreement with Fresh Start Private Management, Inc. (see Note 10). The promissory note is payable, with interest at 3% and due on August 5, 2012.  As of December 31, 2010, the Company accrued interest amounting to $1,070.

NOTE 9 – INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception.  When it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit.  We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the period ended December 31, 2010, or during the periods applicable under FASB ASC 740.  We did not recognize any adjustment to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of accumulated deficit on the consolidated balance sheet.   The tax return required for the Company has not been filed.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of December 31, 2010 and 2009  are as follows:

	December 31, 2010	December 31, 2009
Net operating loss carry forward	147,590	34,124
Effective Tax rate	35%	35%
Deferred Tax Assets	51,657	11,943
Less: Valuation Allowance	(51,657)	(11,943)
Net deferred tax asset	$0	$0

The net federal operating loss carry forward will expire between 2029 and 2030 .  This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

NOTE 10 – AGREEMENT

On November 22, 2010 the Company signed an Asset Purchase Agreement and Intellectual Property License with Fresh Start Management, Inc to take over the assets of the Company, subject to these audited accounts being presented.  The purchase price is 16,000,000 restricted shares of Fresh Start Management, Inc

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Company occupies their current corporate office location under an operating lease. The lease commenced August 1, 2009 and renewed on January 1, 2011, and is for a two year term, renewable monthly thereafter .  Net rent expense was $15,917 and $4,108 for year ended December 31 2010 and 2009.

At December 31, 2010, future minimum payments under the operating lease (net of sublease income) are as follows:

Fiscal Year	Amount
2011	$39,744
2012	39,744
$79,488

 FRESH START PRIVATE, INC.

(A Development Stage Company)

NOTES TO THE AUDITED FINANCIAL STATEMENTS

December 31, 2010 and 2009

  NOTE 12 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through March 17, 2011, the date the financial statements were available to be issued, and has determined that there are no events to disclose.